Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories

NOTE 5: INVENTORIES

Inventories are comprised of the following:

	December 31, 2012	December 31, 2011
Raw materials and components	$15,150,768	$33,050,569
Work-in-process	1,309,447	3,196,654
Finished goods	12,521,229	8,640,316

Total inventory, net	$28,981,444	$44,887,539

Consigned inventory is held at third-party locations, including those of the Company’s contract manufacturers. The Company retains title to the inventory until such inventory is purchased by a third-party. Consigned inventory, consisting of raw materials, was $2.0 million and $2.4 million as of December 31, 2012 and 2011, respectively.

On a quarterly basis, the Company performs a review of its inventory for estimated obsolete or slow-moving inventory based upon assumptions about future demand and market conditions. As a result of these reviews, the Company recorded an inventory valuation allowance of $15.8 million, $20.5 million and $1.5 million for the years ended December 31, 2012, 2011 and 2010, respectively, with the expense included in cost of goods sold. In May 2012, the Company began implementing a new restructuring plan that was built upon the restructuring plan the Company initiated in the third quarter of 2011. The new restructuring plan is designed to further increase efficiencies across the organization and lower the Company’s overall cost structure. As part of this restructuring plan, the Company accelerated its focus on the next generation of products and commenced the end-of-life planning for certain of its current generation of products. As a result, for the year ended December 31, 2012, the Company recorded inventory valuation allowances of $15.8 million related to certain components utilized in and finished products from its current generation of products and provisions for losses on non-cancelable purchase commitments of $5.6 million related to such components, each of which are included in cost of goods sold. As a result of changes in the Company’s business strategy following changes in the Company’s management team and the implementation of the restructuring plan in the third quarter of 2011, the Company recorded an inventory valuation allowance of $20.5 million and a provision for losses on non-cancelable purchase commitments of $8.5 million for the year ended December 31, 2011, each of which are included in cost of goods sold.

As of December 31, 2012 and December 31, 2011, inventories are stated net of inventory valuation allowances (write-downs) of $25.6 million and $19.7 million, respectively. The Company considered a number of factors in estimating the required inventory allowances, including (i) the focus of the business on the next generation of the Company’s products, which utilize lower cost technologies, (ii) the strategic focus on core products to meet the demands of key customers and (iii) the expected demand for the Company’s current generation of products, which are approaching the end of their lifecycle upon the introduction of the next generation of products.

During the years ended December 31, 2012 and 2011, the Company recorded $5.6 million and $8.5 million, respectively, in provisions for losses on non-cancellable purchase commitments of which $5.7 million and $5.8 million were accrued as of December 31, 2012 and 2011, respectively.

The Company has identified certain finished goods that have and continue to generate negative margins. These finished goods are manufactured using common raw materials that are implemented into a number of product SKUs, which are used in the manufacture of other finished goods inventory that also generate positive margins for the Company. On a quarterly basis, the Company considers the need to record a lower of cost or market adjustment for the raw materials and finished goods inventory. The market value of finished goods is determined based upon current sales transactions, less the cost of disposal of the respective finished goods.